Exhibit 99.3



Fourth Quarter 2015 Results

January 19, 2016

SYNOVUS®
the bank of here

Forward-looking statements and use of non-GAAP financial measures

Forward Looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on (1) future loan production and loan growth; (2) future deposit growth and deposit ratios; (3) future net interest income, and net interest margin; (4) future non-interest income; (5) future adjusted non-interest expense levels; (6) future credit trends and key credit metrics; (7) future tax rates; (8) our capital management plan; (9) our strategy and initiatives for future growth; (10) talent acquisition and its future impact; and (11) our assumptions underlying these expectations . Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2014 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted net income per common share, diluted; adjusted non-interest income; adjusted non-interest expense; adjusted pre-tax, pre-credit costs income; average core deposits; average core deposits excluding average state, county, and municipal deposits; the estimated Common Equity Tier 1 ratio under Basel III (as of December 31, 2014), and the Tangible Common Equity ratio. The most comparable GAAP measures to these measures are net income per common share, diluted; total non-interest income; total non-interest expense; income before income taxes; total deposits; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. Adjusted net income per common share, diluted and adjusted pre-tax, pre-credit costs income are measures used by management to evaluate core operating results exclusive of credit costs as well as certain income/expenses. Adjusted non-interest income is a measure used by management to evaluate non-interest income exclusive of net investment securities gains and other non-recurring income items. Adjusted non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Average core deposits and average core deposits excluding state, county, and municipal deposits are measures used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. The estimated Common Equity Tier 1 ratio under Basel III (as of December 31, 2014) and the Tangible Common Equity ratio are used by management to assess the strength of our capital position. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

4Q15 Highlights

- Net income available to common shareholders of $55.8 million or $0.43 per diluted common share
  - Adjusted diluted EPS(1) of $0.44, up 4.2% vs. $0.42 in 3Q15 and up 13.5% vs. $0.39 in 4Q14
- Adjusted pre-tax, pre-credit costs income(1) of $105.3 million increased $533 thousand or 0.5% vs. 3Q15 and $5.7 million or 5.7% vs. 4Q14
- Credit quality metrics continued to improve
  - NPA ratio declined to 0.96% from 1.01% in 3Q15 and 1.35% in 4Q14
- Total loans grew $565.3 million or 10.3%(3) vs. 3Q15 and $1.33 billion or 6.3% for the full year
- Average core deposits(1) grew $556.3 million or 10.3%(3) vs. 3Q15 and 11.8% vs. 4Q14
- Total share count decreased by 4.8% vs. 4Q14
  - 1.2 million shares repurchased during 4Q15 for $37.1 million at an average price of $32.16
- Capital ratios remained strong
  - CET1 ratio of 10.37%(4)

(in thousands, except per share data)	4Q15	3Q15	4Q14
Net interest income	$212,620	$207,790	$207,455
Adjusted non-interest income(1)	66,117	67,059	64,549
Adjusted non-interest expense(1)	173,486	170,131	172,413
Adjusted pre-tax, pre-credit costs income(1)	105,251	104,718	99,591
Investment securities gains, net	58	-	-
Credit costs(2)	11,885	10,300	16,406
Loss on extinguishment of debt	1,533	-	-
Litigation settlement expenses	710	-	463
Restructuring charges	69	69	3,484
Visa indemnification charges	371	363	310
Income before taxes	90,741	93,986	78,928
Income tax expense	32,343	36,058	25,757
Dividends on preferred stock	2,559	2,559	2,559
Net income available to common shareholders	$55,839	$55,369	$50,612
Net income per diluted common share	$0.43	$0.42	$0.37
Average diluted common shares	131,197	132,297	137,831

(1) Non-GAAP financial measure; see appendix.
(2) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of foreclosed real estate expense, net.
(3) Annualized
(4) Preliminary

Total loans grew $565.3 million or 10.3%* sequentially



Total Loans
(in billions)
$21.10
$21.11
$21.49
$21.86
$22.43
4Q14
1Q15
2Q15
3Q15
4Q15
(in millions)
Sequential quarter total loan growth:
$509.1
$8.5
$388.7
$369.4
$565.3



Composition of 4Q15 Loan Growth
(dollars in millions)
CRE
$185.2
10.2%*
C&I
$248.3
9.3%*
Retail
$133.5
12.7%*

- Total loans grew $565.3 million or 10.3%* vs. 3Q15
  - Strong growth across all loan categories with increases in C&I loans of $248.3 million or 9.3%*, CRE loans of $185.2 million or 10.2%*, and retail loans of $133.5 million or 12.7%*
- Tampa, Nashville, Charleston, and Birmingham markets posted strong loan growth

* Annualized growth

Total loans grew $1.33 billion or 6.3% for the year



Total Loans
(in billions)
$21.10
$22.43
2014
2015



Composition of 2015 Loan Growth
(dollars in millions)
CRE
$448.9
6.5%
C&I
$523.7
5.1%
Retail
$358.6
9.1%

- Total loans grew $1.33 billion or 6.3% for the year
  - Solid growth across all loan categories with increases in C&I loans of $523.7 million or 5.1%, CRE loans of $448.9 million or 6.5%, and retail loans of $358.6 million or 9.1%
- Experienced strong growth in specialty lines including corporate real estate, senior housing, consumer mortgage, medical office, and equipment finance
- High opportunity markets including Atlanta, Tampa, Nashville, Birmingham, Chattanooga, and Charleston posted strong loan growth for the year
- Expect loan growth in the mid single-digits for 2016

Average core deposits[1] grew $556.3 million or 10.3%[2]



Average Core Deposits(1)
(in billions)
$23
$15
$8
$0
$19.73
$20.02
$20.91
$21.50
$22.06
2.18
3.03
5.65
3.55
5.32
2.23
3.09
5.79
3.54
5.37
2.28
3.25
6.04
3.70
5.64
2.13
3.27
6.48
3.81
5.81
2.30
3.19
6.67
3.90
6.00
4Q14
1Q15
2Q15
3Q15
4Q15
Non-interest Bearing
NOW/Savings
Money Market
Time
SCM

- Average core deposits[1] increased $556.3 million or 10.3%[2] vs. 3Q15 and $2.33 billion or 11.8% vs. 4Q14
  - 2015 average core deposits[1] grew $1.60 billion or 8.2% vs. 2014
- Average core deposits excluding state, county, and municipal (SCM) deposits[3] grew $377.8 million or 7.7%[2] vs. 3Q15 and $2.21 billion or 12.6% vs. 4Q14
- Total average deposits of $23.24 billion increased $384.2 million or 6.7%[2] vs. 3Q15 and $1.91 billion or 8.9% vs. 4Q14

(1) Average core deposits represent total average deposits less average brokered deposits. Non-GAAP financial measure; see appendix.
(2) Annualized
(3) Non-GAAP financial measure; see appendix.

Net interest income increased $4.8 million or 2.3% sequentially

(dollars in millions)



$207.5
$207.8
$212.6
3.34%
3.14%
3.18%
4Q14
3Q15
4Q15
Net Interest income
Net Interest Margin

Net Interest Income Sensitivity

2016 change in short-term interest rates (in b.p.s)	Estimated % increase in net interest income from 2015
+100(1)	9%
+50(2)	7%
Flat	6%

(1) 25 b.p.s increases in March, June, September, and December 2016
(2) 25 b.p.s increases in June and December 2016

- Net interest income of $212.6 million, up $4.8 million or 2.3% vs. 3Q15 and up 2.5% vs. 4Q14
- NIM of 3.18%, up 4 b.p.s vs. 3Q15
  - Yield on earning assets of 3.63%, up 3 b.p.s from 3Q15
    - Yield on loans down 2 b.p.s to 4.08%
    - Average balances at the Fed decreased $292.8 million or 22.8%
  - Effective cost of funds of 0.45%, down 1 b.p. from 3Q15
- Expect NIM in 2016 to be approximately 3.25% assuming increases in the fed funds rate of 25 b.p.s in both June and December 2016

Non-interest income

- 4Q15 adjusted non-interest income[(1)] was $66.1 million, down $942 thousand or 1.4% vs. 3Q15 and up 2.5% vs. 4Q14
  - Core banking fees[(2)] of $33.6 million decreased $271 thousand or 0.8% from 3Q15
  - FMS revenues[(3)] of $19.8 million unchanged from 3Q15
  - Mortgage banking income decreased $1.8 million or 30.7% vs. 3Q15, due to a decrease in production volume of 34.1%
  - Gains from sales of government guaranteed loans of $1.4 million vs. $1.1 million in 3Q15
- 2015 adjusted non-interest income[(1)] was $265.2 million, up $9.9 million or 3.9% vs. 2014

(in thousands)	4Q15	4Q15 vs. 3Q15 % Change	4Q15 vs. 4Q14 % Change	2015	2015 vs. 2014 % Change
Service charges on deposit accounts	$20,522	(0.8%)	1.2%	$80,142	1.6%
Fiduciary and asset management fees	11,206	(0.9)	(4.1)	45,928	1.6
Brokerage revenue	6,877	(1.0)	(0.1)	27,855	2.8
Mortgage banking income	4,136	(30.7)	(15.5)	24,096	31.3
Bankcard fees	8,262	(0.9)	(3.2)	33,172	0.7
Investment securities gains, net	58	nm	nm	2,769	108.0
Other fee income	5,798	5.0	25.1	21,169	10.7
Other non-interest income	9,316	7.8	22.3	32,789	(3.7)
Total non-interest income	$66,175	(1.3%)	2.5%	$267,920	2.2%
Adjusted non-interest income[(1)]	**$66,117**	**(1.4%)**	**2.4%**	**$265,151**	**3.9%**

(1) Non-GAAP financial measure; see appendix.
(2) Include service charges on deposit accounts, bankcard fees, letter of credit fees, ATM fee income, line of credit non-usage fees, and miscellaneous other service charges.
(3) Consist primarily of fiduciary and asset management fees and brokerage revenue.

Continued focus on expense management

(in millions)



$741.5
$670.5
$745.0
$675.7
$717.7
$677.9
2013
2014
2015

Headcount: 4,696 4,511 4,452

- Total Non-interest Expense
- Adjusted Non-interest Expense*

- 2015 adjusted non-interest expense* is $677.9 million, up $2.1 million or 0.3% vs. 2014
  - Employment expense of $380.9 million, up $9.0 million or 2.4% due primarily to higher production-driven incentives and annual merit increases
    - Headcount declined 1.3% reflecting continued implementation of efficiency initiatives
  - Occupancy and equipment expense of $107.5 million up $1.7 million or 1.6%
  - Other expenses of $189.5 million, down $8.5 million or 4.3% driven by lower advertising and FDIC insurance expenses
- 4Q15 adjusted non-interest expense was $173.5 million, up $3.4 million or 2.0% vs. 3Q15, driven by a $2.2 million increase in consulting fees and a $1.2 million charge related to lease exit costs, partially offset by a $1.8 million decrease in advertising
- 2016 adjusted non-interest expense percentage increase expected to be in the low single-digits

* Excluding litigation contingency/settlement expenses, Visa indemnification charges, restructuring charges, loss on extinguishment of debt, and credit costs. Non-GAAP financial measure; see appendix.

Continued improvement in credit quality

Total NPAs[1]



(dollars in millions)
NPAs 2014 $286.8 2015 $215.4 ↓25%
$300
$200
$100
$0
4Q14 1.35% $287
1Q15 1.28% $270
2Q15 1.11% $240
3Q15 1.01% $222
4Q15 0.96% $215

Credit Costs[2]



Credit costs 2014 $66.7 2015 $50.7 ↓24%
$20
$13
$7
$0
4Q14 $16.4 $8.2 $8.2
1Q15 $15.7 $11.3 $4.4
2Q15 $12.8 $6.2 $6.6
3Q15 $10.3 $7.3 $3.0
4Q15 $11.9 $6.9 $5.0
Provision Expense
Other Credit Costs

Net Charge-offs[3]



Net charge-off ratio 2014 0.39% 2015 0.13%
$20
$13
$7
$0
4Q14 0.31% $16
1Q15 0.23% $12
2Q15 0.10% $5
3Q15 0.12% $7
4Q15 0.06% $3

Total Past Dues > 30 Days



$85
$57
$28
$0
4Q14 0.24% $51
1Q15 0.27% $57
2Q15 0.24% $51
3Q15 0.18% $39
4Q15 0.21% $48

(1) Excludes impaired loans held-for-sale
(2) Consist of provision expense plus other credit costs. Other credit costs consist primarily of foreclosed real estate expense, net.
(3) As a % of average total loans, annualized

Strong capital ratios

	4Q14	3Q15	4Q15
Common equity Tier 1 ratio	10.74 %[3]	10.60	**10.37** [1][2]
Tier 1 capital ratio	10.86	10.60	**10.37** [1][2]
Total risk-based capital ratio	12.75	12.02	**12.70** [1][2]
Leverage ratio	9.67	9.45	**9.43** [1]
Tangible common equity ratio[3]	10.69	10.18	**9.90**

- 4Q15 capital ratios include impact of $37.1 million common stock repurchases and $250 million subordinated debt issuance
- 3Q15 capital ratios included impact of $43.1 million in common stock repurchases
- 4Q15 Basel III common equity Tier 1 ratio on a fully phased-in basis estimated at 9.77%[2]

(dollars in millions)	4Q14	3Q15	4Q15
Disallowed deferred tax asset (DTA)	$492.2	357.0	**341.1** [4]
As a % of risk-weighted assets	2.10%	1.44	**1.33**

(1) 2015 ratios are Basel III transitional. 4Q14 ratios were based on Basel I rules (except for 4Q14 CET1).
(2) Preliminary
(3) Non-GAAP financial measure; see appendix.
(4) Tier 1 capital disallowed DTA; CET1 disallowed DTA (Basel III transitional) is $215.5 million at December 31, 2015 compared to $231.3 million at September 30, 2015.

2015 Summary

Profitability:

Net income and EPS growth through positive operating leverage and reduced credit costs



$185.0
$215.8
2014
2015

Net Income(1)
↑ 17%



$1.33
$1.62
2014
2015

Diluted EPS
↑ 22%

Balance Sheet:

Period-end loan growth of $1.33 billion or 6.3%

Average core deposits(2) growth of $1.60 billion or 8.2%



$21.10
$22.43
2014
2015

Total Loans
↑ 6%



$19.53
$21.13
2014
2015

Average Core Deposits(2)
↑ 8%

Credit Quality:

Credit quality metrics continued to improve



1.35%
0.96%
2014
2015

NPA Ratio
↓ 39 b.p.s



0.39%
0.13%
2014
2015

NCO Ratio
↓ 26 b.p.s

Capital:

Returned over $250 million(3) in capital to common shareholders and maintained strong capital levels.



10.74%(2)
10.37%
2014
2015

Common equity Tier 1 ratio
↓ 37 b.p.s

- $199.2 million of common stock repurchases in 2015; total share count has declined 4.8% from 2014.
- Increased quarterly common stock dividend by 20% to $0.12 per share in 4Q15
- Book value per common share increased 3.6% to $22.19

(1) Available to common shareholders
(2) Non-GAAP financial measure; see appendix.
(3) $199.2 million of common stock repurchases and $55.4 million of common stock dividends

Appendix

Non-interest Income

(dollars in thousands)	4Q15	3Q15	4Q14	4Q15 vs. 3Q15 % Change	4Q15 vs. 4Q14 % Change
Service charges on deposit accounts	$20,522	$20,692	$20,287	(0.8%)	1.2%
Fiduciary and asset management fees	11,206	11,308	11,690	(0.9)	(4.1)
Brokerage revenue	6,877	6,946	6,887	(1.0)	(0.1)
Mortgage banking income	4,136	5,965	4,895	(30.7)	(15.5)
Bankcard fees	8,262	8,334	8,536	(0.9)	(3.2)
Investment securities gains, net	58	-	-	nm	nm
Other fee income	5,798	5,521	4,635	5.0	25.1
Other non-interest income	9,316	8,293	7,619	12.3	22.3
Total non-interest income	**$66,175**	**$67,059**	**$64,549**	**(1.3%)**	**2.5%**
Adjusted non-interest income*	**$66,117**	**$67,059**	**$64,549**	**(1.4%)**	**2.4%**

* Non-GAAP financial measure
nm - not meaningful

Non-interest Expense

(dollars in thousands)	4Q15	3Q15	4Q14	4Q15 vs. 3Q15 % Change	4Q15 vs. 4Q14 % Change
Salaries and other personnel expense	$95,524	$94,341	$92,049	1.3%	3.8%
Net occupancy and equipment expense	27,816	26,937	26,370	3.3	5.5
FDIC insurance and other regulatory fees	6,776	6,591	8,115	2.8	(16.5)
Foreclosed real estate expense, net	4,454	4,503	6,502	(1.1)	(31.5)
Other credit costs	2,410	2,842	1,712	(15.2)	40.8
Professional fees	8,265	6,371	8,013	29.7	3.1
Third-party processing expense	10,993	10,844	10,437	1.4	5.3
Loss on extinguishment of debt	1,533	-	-	nm	nm
Litigation settlement expenses	710	-	463	nm	53.3
Restructuring charges	69	69	3,484	-	(98.0)
Visa indemnification charges	371	363	310	2.2	19.7
Advertising expense	3,680	5,488	8,102	(32.9)	(54.6)
Other operating expenses	20,432	19,558	19,326	4.5	5.7
Total non-interest expense	**$183,033**	**$177,907**	**$184,883**	**2.9%**	**(1.0%)**
Adjusted non-interest expense*	**$173,486**	**$170,130**	**$172,412**	**2.0%**	**0.6%**

* Excluding loss on extinguishment of debt, litigation settlement expenses, Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure.

nm - not meaningful

Adjusted Pre-tax, Pre-credit Costs Income[1]

(dollars in thousands)


$99,591
$101,025
$103,619
$104,718
$105,251
4Q14
1Q15
2Q15
3Q15
4Q15

4Q15 vs. 3Q15 Key Drivers
(in millions)
-net interest income ↑$4.8
-adjusted non-interest income [1] ↓$0.9
-adjusted non-interest expense[1] ↑$3.4

	4Q14	1Q15	2Q15	3Q15	4Q15
Income before income taxes	$78,928	$85,812	$88,034	$93,986	$90,741
Add: Provision for losses on loans	8,193	4,397	6,636	2,956	5,021
Add: Other credit costs[2]	8,213	11,273	6,175	7,344	6,864
Add: Restructuring charges	3,484	(107)	5	69	69
Add: Visa indemnification charges	310	375	354	363	371
Add: Loss on extinguishment of debt	-	-	-	-	1,533
Add: Litigation contingency/settlement expenses	463	-	4,400	-	710
Subtract: Investment securities gains, net	-	(725)	(1,985)	-	58
Adjusted Pre-tax, pre-credit costs income [1]	**$99,591**	**$101,025**	**$103,619**	**$104,718**	**$105,251**

(1) Non-GAAP financial measure
(2) Other credit costs consist primarily of foreclosed real estate expense, net.

Loan Loss Reserve Coverage Trends


(dollars in millions)
1.53%
$308
1.49%
$301
1.36%
$278
1.31%
$269
1.24%
$261
1.20%
$253
1.18%
$255
1.15%
$251
1.13%
$252
95%
74%
100%
78%
178%
107%
176%
111%
197%
132%
198%
130%
202%
147%
206%
159%
189%
150%
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
Loan Loss Reserve
LLR to NPLs
LLR to NPLs (excluding NPLs for which the expected loss has been charged off)

Portfolio Risk Distribution

(dollars in millions)

Risk Category	3Q15	4Q15	4Q15 vs. 3Q15 Change
Passing Grades	$20,894	$21,502	$608
Special Mention	455	456	$1
Substandard Accruing	358	304	($54)
Non-Performing Loans	158	168	$11
Total	**$21,864**	**$22,430**	**$565**

Troubled Debt Restructurings

(dollars in millions)

Composition of 4Q15 Performing TDRs



Risk Categories:
Pass
34%
Substandard
48%
Special Mention
18%
Loan Type:
Retail
16%
Inv. Prop.
23%
C&I
32%
Resi. Prop.
20%
Land
9%

Accruing TDR Trends



36% reduction from 4Q14
$348
$313
$269
$240
$224
4Q14
1Q15
2Q15
3Q15
4Q15
Accruing TDRs

- Over 99% of performing TDRs are paid current; there is only one 90-day past due performing TDR for approximately $200M.
- 52% of performing TDRs are rated better than substandard
- Most TDR designations are due to interest rate concessions
- 71% of performing TDRs are not residential or land-related

Portfolio Distribution by Type

($ in millions)	4Q09		4Q10		4Q11		4Q12		4Q13		4Q14		4Q15	
Investment Properties	$5,897	23.2%	$5,059	23.4%	4557	22.7%	$4,416	22.6%	$4,617	23.0%	$5,207	24.7%	$5,752	25.6%
Residential Properties	3,316	13.1	2,103	9.8	1,618	8.1	1,286	6.6	1,185	5.9	1,134	5.4	1,110	5.0
Land Acquisition	1,529	6.0	1,219	5.7	1,095	5.5	795	4.1	705	3.5	586	2.8	514	2.3
Total CRE	**$10,743**	**42.3%**	**$8,381**	**38.8%**	**$7,271**	**36.2%**	**$6,498**	**33.3%**	**$6,507**	**32.4%**	**$6,927**	**32.8%**	**$7,375**	**32.9%**
C&I	10,447	41.2	9,265	42.9	8,941	44.5	9,569	49.0	9,932	49.4	10,268	48.7	10,791	48.1
Retail	4,212	16.6	3,951	18.3	3,880	19.3	3,495	17.9	3,648	18.2	3,934	18.7	4,293	19.1
Total*	**$25,383**	**100.0%**	**$21,586**	**100.0%**	**$20,080**	**100.0%**	**$19,542**	**100.0%**	**$20,058**	**100.0%**	**$21,098**	**100.0%**	**$22,430**	**100.0%**

*Total Loans exclude unearned income, which is not displayed on this table.

Past Dues by Portfolio Type

	30-Days + Past Due		Outstanding Balance
(dollars in millions)	3Q15	4Q15	4Q15
Investment properties	0.04	0.04	$5,752
1-4 family construction	0.00	0.00	168
1-4 family investment mortgage	0.43	0.68	787
Residential development	0.54	0.70	155
Residential properties	**0.38**	**0.58**	**1,110**
Land for future development	0.26	0.13	514
Total CRE	**0.11**	**0.13**	**7,375**
Commercial and industrial	0.13	0.17	10,791
Retail	0.42	0.47	4,293
Total	**0.18**	**0.21**	**$22,430***

*Excludes unearned income of $30.1 million

Net Charge-offs by Type

(dollars in millions, % of average loans annualized)	2Q15		3Q15		4Q15	
Investment properties	$1.7	0.13%	($0.8)	(0.06%)	$0.2	0.02%
1-4 family properties	(0.9)	(0.33)	0.5	0.17	(1.4)	(0.49)
Land for future development	(0.4)	(0.28)	(1.9)	(1.41)	(0.1)	(0.10)
Total CRE	**0.4**	**0.02**	**(2.3)**	**(0.13)**	**(1.3)**	**(0.07)**
Commercial and industrial	2.5	0.10	6.1	0.23	2.3	0.09
Retail	2.4	0.24	2.9	0.28	2.4	0.22
Total net charge-offs	**$5.3**	**0.10**	**$6.8**	**0.12**	**$3.4**	**0.06**

Substandard Accruing Loans

(dollars in millions)



$450
$338
$225
$113
$0
$437
$240
$197
$408
$223
$185
$393
$237
$156
$358
$222
$136
$304
$195
$109
30% reduction from 4Q14
4Q14
1Q15
2Q15
3Q15
4Q15
Other Substandard Accruing Loans
Substandard Accruing TDRs

Composition of 4Q15 Substandard Accruing Loans



17%
18%
4%
5%
56%
Investment Properties
C&I
Retail
Land
Residential

Non-GAAP Financial Measures

The following tables illustrate the method of reconciling the non-GAAP financial measures used in this slide presentation to the most directly comparable GAAP measure.

(dollars and shares in thousands)

	4Q14	3Q15	4Q15
Net income available to common shareholders	$50,612	$55,369	$55,839
Add: Loss on extinguishment of debt (after-tax)	-	-	937
Add: Litigation settlement expenses (after-tax)	283	-	434
Add: Restructuring charges (after-tax)	2,129	42	42
Add: Visa indemnification charges (after-tax)	189	222	227
Adjusted net income available to common shareholders	**$53,213**	**$55,633**	**$57,479**
Weighted average common shares outstanding, diluted	**137,831**	**132,297**	**131,197**
Adjusted net income per diluted common share	**$0.39**	**$0.42**	**$0.44**

(dollars in thousands)

	4Q14	1Q15	2Q15	3Q15	4Q15
Income before income taxes	$78,928	$85,812	$88,034	$93,986	$90,741
Add: Provision for losses on loans	8,193	4,397	6,636	2,956	5,021
Add: Other credit costs[(1)]	8,213	11,273	6,175	7,344	6,864
Add: Restructuring charges	3,484	(107)	5	69	69
Add: Visa indemnification charges	310	375	354	363	371
Add: Litigation contingency/settlement expenses	463	-	4,400	-	710
Add: Loss on extinguishment of debt	-	-	-	-	1,533
Subtract: Investment securities gains, net	-	(725)	(1,985)	-	58
Adjusted Pre-tax, pre-credit costs income	**$99,591**	**$101,025**	**$103,619**	**$104,718**	**$105,251**

(1) Other credit costs consist primarily of foreclosed real estate expense, net.

Non-GAAP Financial Measures, continued

(in thousands)	4Q14	1Q15	2Q15	3Q15	4Q15
Total non-interest income	$64,549	$65,854	$68,832	$67,059	$66,175
Subtract: Investment securities gains, net	-	(725)	(1,985)	-	(58)
Adjusted non-interest income	$64,549	$65,129	$66,847	$67,059	$66,117

(in thousands)	4Q14	1Q15	2Q15	3Q15	4Q15
Total non-interest expense	$184,883	$178,908	$177,805	$177,907	$183,033
Other credit costs[1]	(8,213)	(11,273)	(6,175)	(7,344)	(6,864)
Restructuring charges	(3,484)	107	(4)	(69)	(69)
Visa indemnification charges	(310)	(375)	(354)	(363)	(371)
Litigation contingency/settlement expenses	(463)	-	(4,400)	-	(710)
Loss on extinguishment of debt	-	-	-	-	(1,533)
Adjusted non-interest expense	$172,413	$167,367	$166,872	$170,131	$173,486

(in thousands)	4Q14	1Q15	2Q15	3Q15	4Q15
Total average deposits	$21,336,007	$21,615,049	$22,466,102	$22,860,019	$23,244,256
Average brokered deposits	(1,602,354)	(1,594,822)	(1,555,931)	(1,357,163)	(1,185,093)
Average core deposits	19,733,653	20,020,227	20,910,171	21,502,856	22,059,163
Average state, county, and municipal (SCM) deposits	(2,184,757)	(2,224,193)	(2,277,783)	(2,124,812)	(2,303,278)
Average core deposits excluding average state, county, and municipal deposits	$17,548,896	$17,796,034	$18,632,388	$19,378,044	$19,755,885

(in thousands)	2014	2015
Total average deposits	$22,551,679	$20,967,488
Average brokered deposits	(1,421,949)	(1,434,422)
Average core deposits	21,129,730	19,533,066

(1) Other credit costs consist primarily of foreclosed real estate expense, net.

Non-GAAP Financial Measures, continued

(dollars in thousands)	December 31, 2014*
Tier 1 common equity (Basel I)	$2,407,645
Add: Adjustment related to capital components	157,765
Estimated common equity Tier 1 under Basel III	$2,565,410
Estimated risk-weighted assets under Basel III	$23,891,728
Estimated Common Equity Tier 1 (CET1) ratio under Basel III	**10.74%**

*The Basel III transition provisions are effective January 1, 2015 through December 31, 2017.

(dollars in thousands)	4Q14	1Q15	2Q15	3Q15	4Q15
Total assets	$27,050,237	$27,633,784	$28,205,870	$28,167,135	$28,792,653
Subtract: Goodwill	(24,431)	(24,431)	(24,431)	(24,431)	(24,431)
Subtract: Other intangible assets, net	(1,265)	(1,061)	(863)	(667)	(471)
Tangible assets	$27,024,541	$27,608,292	$28,180,576	$28,142,037	$28,767,751
Total shareholders' equity	$3,041,270	$3,030,635	$3,006,157	$3,017,116	$3,000,196
Subtract: Goodwill	(24,431)	(24,431)	(24,431)	(24,431)	(24,431)
Subtract: Other intangible assets, net	(1,265)	(1,061)	(863)	(667)	(471)
Subtract: Series C Preferred Stock	(125,980)	(125,980)	(125,980)	(125,980)	(125,980)
Tangible common equity	$2,889,594	$2,879,163	$2,854,883	$2,866,038	$2,849,314
Tangible Common Equity ratio	**10.69%**	**10.43%**	**10.13%**	**10.18%**	**9.90%**